UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 29, 2004

Date of Report (Date of earliest event reported)

Seacoast Financial Services Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	000-25077	04-1659040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Compass Place, New Bedford, Massachusetts	02740
(Address of principal executive offices)	(Zip Code)

(508) 984-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

As of 12:01 a.m. on April 29, 2004, following the receipt of all required regulatory and stockholder approvals, Seacoast Financial Services Corporation (“Seacoast”) and Coast Merger Sub Corporation, a wholly owned subsidiary of Seacoast (“Merger Sub”), completed the acquisition of Abington Bancorp, Inc. (“Abington”) pursuant to an Agreement and Plan of Merger (the “Agreement”) by and among Seacoast, Merger Sub and Abington whereby Merger Sub merged with and into Abington (the “First Merger”), with Abington as the surviving corporation (the “Surviving Corporation”). As of 12:01 p.m. on April 29, 2004, the Surviving Corporation merged with and into Seacoast, with Seacoast as the surviving corporation (the “Second Merger” and together with the First Merger, the “Merger”).

The Agreement was approved by the stockholders of Abington at a special meeting of stockholders of Abington held on March 25, 2004.

Upon consummation of the First Merger, each outstanding share of common stock of Abington (other than shares held by Seacoast) was converted into the right to receive 1.4468 shares of Seacoast common stock, plus cash in lieu of any fractional interest, or $34.00 in cash, subject to election and allocation procedures set forth in the Agreement intended to ensure that 75% of the outstanding shares of Abington common stock were converted into the right to receive Seacoast common stock and 25% of the outstanding shares of Abington common stock were converted into the right to receive cash.

In connection with the acquisition, James P. McDonough, Wayne P. Smith and Jeffrey S. Stone have been named to the Seacoast Board of Directors and the Compass Bank for Savings Board of Directors effective April 30, 2004. All were formerly directors of Abington. Additionally, Mr. McDonough, formerly President and Chief Executive Officer of Abington, has been appointed President of Compass Bank for Savings.

For additional information, reference is made to the press releases of Seacoast, dated April 30, 2004 and May 3, 2004, which are included as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibits are included with this Report:

Exhibit 2.1	Agreement and Plan of Merger by and among Seacoast Financial Services Corporation, Coast Merger Sub Corporation and Abington Bancorp, Inc., dated as of October 20, 2003 *

Exhibit 99.1	Press Release of Seacoast Financial Services Corporation dated April 30, 2004 **

Exhibit 99.2	Press Release of Seacoast Financial Services Corporation dated May 3, 2004 **

*	Incorporated by reference to the Current Report on Form 8-K filed by Seacoast Financial Services Corporation with the Securities and Exchange Commission on October 27, 2003.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACOAST FINANCIAL SERVICES CORPORATION

Date: May 13, 2004	By:	/s/ Francis S. Mascianica, Jr.
	Name:	Francis S. Mascianica, Jr.
	Title:	Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger by and among Seacoast Financial Services Corporation, Coast Merger Sub Corporation and Abington Bancorp, Inc., dated as of October 20, 2003 *

Exhibit 99.1	Press Release of Seacoast Financial Services Corporation dated April 30, 2004 **

Exhibit 99.2	Press Release of Seacoast Financial Services Corporation dated May 3, 2004 **

*	Incorporated by reference to the Current Report on Form 8-K filed by Seacoast Financial Services Corporation with the Securities and Exchange Commission on October 27, 2003.
**	Filed herewith.